KOREA

                                    EQUITY

                                  FUND, INC.






                                ANNUAL REPORT

                               OCTOBER 31, 2002

                            KOREA EQUITY FUND, INC.



                                                           December 17, 2002

To Our Shareholders:

     We present the Annual Report of Korea Equity Fund, Inc. (the "Fund") for the fiscal year ended October 31, 2002.

     The Net Asset Value per share ("NAV") of the Fund on October 31, 2002 was $4.28, representing an increase of 32.5% for the year. The closing New York Stock Exchange ("NYSE") market price of the Fund on October 31, 2002 was $3.73, representing a 12.9% discount to the NAV. The Fund's net assets aggregated $36,021,794 on October 31, 2002.

     The Korea Composite Stock Price Index ("KOSPI") increased from 537.8 to
658.9 or 22.5%, in local currency terms, for the year. Including the Korean won ("Won") appreciation of 5.5% during the year, this represents a total increase of 29.3% in U.S. dollar terms. The Fund outperformed the KOSPI, in U.S. dollar terms, by 3.2 percentage points during the year.

     For the quarter ended October 31, 2002 the KOSPI, in U.S. dollar terms, decreased by 11.6%. The NAV of the Fund decreased by 13.4% during the quarter ended October 31, 2002. The Fund underperformed the KOSPI, in U.S. dollar terms, by 1.8 percentage points during the quarter.

South Korean Economy

     South Korea's economic resilience exceeded expectations this fiscal year. Strength came largely from increased public spending and domestic consumption, in the absence of any sustainable pick-up in external demand. The fiscal year got off to a good start on the announcement of a possible alliance between two of the world's three largest Dynamic Random Access Memory ("DRAM") producers:
Micron Technology, Inc. and Hynix Semiconductor Inc. Spot DRAM prices strenthened after a prolonged decline, though the strength could not be sustained beyond the second quarter. With improved sentiment, companies appeared more willing to re-stock, and shipments increased at the beginning of the year.

     The Gross Domestic Product ("GDP") growth rate in year-on-year terms remained strong, but masked a moderation in momentum into the latter half of the review period. The first quarter ended March 31, 2002 was a particularly strong quarter with contributions from a resurgent Technology sector and unabated domestic consumer confidence. The government seemed confident of the strength of the economy, raising the GDP target for 2002 to as high as 6% from an initial expectation of 3.9%. However, DRAM prices declined from the second quarter of 2002 as the Micron-Hynix talks collapsed and demand weakened. Much was expected of the 2002 FIFA World Cup, which came to South Korea in June but the optimism was exaggerated in economic terms.

     The general consensus is for a weak U.S. economy. The anticipated economic recovery in the second half of 2002 has failed to materialize. Going into the traditionally strong Christmas season, there were some signs of economic strengthening. However, the momentum has waned, and demand came more from inventory rebuilding rather than genuine end-user demand. Export growth in September was disappointing despite the benefit of a low base year effect.

     On the domestic front, the resilience of the consumer left the central bank wary of heightened inflation risk. The Bank of Korea enacted some measures to rein in the consumption euphoria. For example, banks and credit card companies now have to provide more general reserve provisioning to build up their capital base. Specific provisioning has also been increased to ensure adequate reserves for bad debts. These measures may seem harsh as banks and credit card companies take an immediate hit on their profit and loss statements, but they should be good for the longer-term financial health of the industry. With a lackluster external environment and a moderating domestic economy in store, the government now acknowledges that growth for the fiscal year of 2002 may be a more moderate 5%.

     Progress on corporate reforms remained mixed. President Kim's sunshine policy has taken a backseat as we near the end of his presidential term. There have been some bright spots as well as blemishes. General Motors Corporation's purchase of Daewoo Motors Co., Ltd. has reached a favorable conclusion and the privatization of KT Corp. has also been completed. However, the failed sale of Hynix Semiconductor Inc. to Micron Technology, Inc. was a setback to corporate reform when the Board of Directors of Hynix Semiconductor Inc. rejected the deal despite the creditor banks having reached an agreement.

South Korean Stock Market

     The fiscal year under review began on a positive note, spurred by the news of Micron Technology, Inc. is contemplating a buy-out of troubled Hynix Semiconductor Inc. As spot DRAM prices strengthened, DRAM producers managed to push through a number of price increases to customers. Thin film transistor liquid crystal display and cathode ray tubes prices rebounded strongly as well. Blue chip technology stocks led this recovery, in particular Samsung Electronics Co., Ltd. ("Samsung"). Samsung underperformed for a brief period as investor interest broadened towards the medium and smaller capitalization more speculative technology names. Foreign investors led the buying frenzy. However, the failure of the Micron-Hynix deal towards the end of April brought selling pressure back to the broad market. Since then, the market has been on a decline plagued both by the deteriorating external outlook and negative domestic news. Samsung ended the review period with strong outperformance as investors grew jittery and flocked to quality names.

     The Financial sector underperformed over the year, with much of the decline coming in the last two quarters of the fiscal year. Though financials were battered initially by the collapse of the proposed American International Group, Inc. and Hyundai Investment Trust & Securities Co., Ltd. deal, interest returned to the sector following Shinhan Financial Group Co., Ltd.'s acquisition of Good Morning Shinhan Securities Co., Ltd. This sparked speculation that the second tier banks and brokerages are likely candidates for merger and acquisition ("M&A") activity. As the government grew concerned over the excessive increase in property prices and consumer spending, it implemented measures aimed at bolstering the financial strength of the banks and credit card companies and curbing their phenomenal rate of growth. Bank shares and credit card companies were sold down as investors feared the worst for the industry.

     Domestic consumption stocks, mush neglected in the past due to the internet boom, were good performers over the first half of the fiscal year. Consumption spending remained strong up to the 2002 FIFA World Cup in June, but the prolonged external weakness eventually had an impact on consumer sentiment. Confidence was also weakened by the on-going credit crunch in the financial industry. As earnings announcements of major consumer stocks disappointed due to high expectations, these shares finally succumbed to selling pressure.

     Defensive qualities explained the outperformance of the telecommunications stocks SK Telecom Co., Ltd. and KT Corp. in the second half of the year. Nevertheless, SK Telecom Co., Ltd. and KT Corp. were also affected by the introduction of regulations aimed at the survivability of the third and weakest operator LG Telecom Ltd.

The Portfolio Activities

     Doubts about the sustainability of the recovery experienced towards the end of December, 2001 led to initial caution. The Fund's exposure to the Technology sector was increased to a slight overweight from an underweight on the grounds that some companies such as Samsung had demonstrated the ability to consolidate their market leader position. Over the longer-term, such companies should produce above market returns. KEC Corporation is a medium-sized company that was added to the portfolio as the Fund sees the same market share winning attributes as Samsung. Overall, the preference is for Samsung over the peripheral technology players.

     The Fund has been steadfast to its overweight position in the financials. Brokerage exposure was pared back, but quality banks were added to the portfolio. The Fund's only exposure in the Brokerage sector was in a smaller broker Daishin Securities Co., Ltd. in preference to Samsung Securities Co., Ltd. Insurance remained a preferred sub-sector with Samsung Fire & Marine Insurance Co., Ltd. one of the Fund's larger holdings. Kookmin Credit Card Co., Ltd. was sold off on concerns that the government has targeted credit card companies as a way of reining in excessive spending. The Fund added to positions of Kookmin Bank and Shinhan Financial Group Co., Ltd. on weakness.

     Focus has recently been directed away from stocks that were geared towards the 2002 FIFA World Cup theme and the Fund has concentrated on those companies with a greater reliance on domestic spending. Companies such as Cheil Communications Inc. were trimmed while Hite Brewery Co., Ltd. was sold off on disappointing results and corporate governance concerns. The Fund bought back some Shinsegae Co., Ltd. on share price weakness as the company is focused on the more defensive discount store segment. New holdings in the portfolio included Iroonet Co., Ltd. and Lotte Chilsung Beverages Co., Ltd.

     Elsewhere, POSCO was kept at an underweight position given the emergence of a more protectionist attitude worldwide towards steel imports. The Telecommunications sector was kept at an underweight position due to the Fund's cautious stance towards KT Corp. Though its privatization issue has taken off, a substantial portion of the placement was in convertible bonds, meaning that the stock supply overhang will persist.

Investment Strategy

     Given the uncertain global economic outlook there is now some doubt about the government's optimistic 5% GDP growth forecast for 2003. Nevertheless, the recent U.S. Federal Reserve Bank Federal Funds interest rate reduction would moderate concerns the market has of the South Korean economy achieving its target. The external outlook remains key with the Domestic sector no longer the same pillar of strength it was in 2001. However, the Central Bank would be hard pressed to increase interest rates at a time when the other central banks are coordinating rate reductions. This should relieve some of the pressure the Fund have experienced on the domestic front. A point of concern is the outcome of the Presidential elections.

     South Korean equities relinquished most of this year's gains, as the global economic recovery has failed to materialize, compounded by an abundance of negative news on the domestic front. Developments that the Fund has seen, such as the measures imposed on the Banking sector, are positive ones when viewed from a longer-term perspective. The Fund's fundamental view on South Korea remains unchanged; that following this cyclical weakness, the structural re-rating of the market is justified. Real improvement may take time but there would be monetary support. Asian economies such as South Korea that are heavily geared towards supplying the developed markets would benefit. A weak data point or two may take some steam out of the market but the Fund is near if not past the trough of the current cycle.

     While the Fund advocates a slight overweight position in the Technology sector, it is particularly bullish on the long-term prospects for Samsung. Samsung was one of a few South Korean companies to deliver exceptional results despite the downturn. Financial stocks remain overweight especially with good quality banks having corrected to attractive valuation levels. Further M&A activity can be expected which should help support share prices. The Fund will be selective on consumption plays, paying more attention to those with more exposure to consumption areas exhibiting steady growth prospects. Cyclical stocks should not be ignored totally in the event of a turnaround in the global economy. Meanwhile, the Fund expects to stay underweight in the Telecommunications and Utilities sectors on concerns that these sectors may become subject to political pressures ahead of the elections. Traditionally, these sectors also perform less well in a more bullish environment.

     We appreciate your continuing support of your Fund.

                                                Sincerely,

                                                /s/

                                                Kazuhiko Hama
                                                President

                               INTERNET WEBSITE

  Nomura Asset Management U.S.A. (NAM-U.S.A.) has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura-asset.com. We invite you to view the Internet website.

                           KOREA EQUITY FUND, INC.
                       FUND HIGHLIGHTS-OCTOBER 31, 2002
KEY STATISTICS:

   Net Assets .......................................  $36,021,794

   Net Asset Value per Share ........................  $      4.28

   Closing NYSE Market Price ........................  $      3.73

   Percentage Increase in Net Asset Value per Share*.         32.5%

   Percentage Increase in NYSE Market Price*.........         42.4%

MARKET INDEX:
Percentage increase in market index*

                                                    KOREAN WON   U.S.$
                                                    ----------  ------
   Korea Composite Stock Price Index*................    22.5%   29.3%
   *From November 1, 2001 through October 31, 2002

ASSET ALLOCATION:

   Korean Equity Securities .........................            96.5%
   Other Assets Less Liabilities, Net ...............             3.5
                                                                -----
   Net Assets .......................................           100.0%
                                                                =====

INDUSTRY DIVERSIFICATION:

                               % of                                      % of
                             Net Assets                               Net Assets
                             ----------                               ----------

Consumer Electronics .........  24.3       Miscellaneous Manufacturing .  4.9
Banking and Financial Services  17.7       Iron and Steel ..............  4.3
Telecommunications ...........  11.1       Retail ......................  2.1
Services .....................  8.7        Utilities ...................  1.8
Food and Beverages ...........  7.9        Securities ..................  1.0
Electrical Machinery .........  6.9        Chemicals & Pharmaceuticals .  0.7
Automotive Equipment and Parts  5.1

                 TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE:

                                                      Market          % of
Issuer                                                Value         Net Assets
------                                             -----------      ----------
Samsung Electronics Co., Ltd. ..................   $8,734,868        24.3
Kookmin Bank ...................................    3,826,322        10.6
SK Telecom Co., Ltd ............................    2,721,700         7.6
Samsung Fire & Marine Insurance Co., Ltd. ......    1,784,226         5.0
POSCO ..........................................    1,553,494         4.3
Shinhan Financial Group Co., Ltd. ..............    1,552,293         4.3
Hyundai Motor, Ltd .............................    1,239,518         3.5
Tong Yang Confectionary Corporation. ...........    1,171,720         3.2
KEC Corporation. ...............................    1,095,055         3.0
Iroonet Co., Ltd ...............................    1,046,179         2.9

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Korea Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Korea Equity Fund, Inc. (the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 27, 2002


                           KOREA EQUITY FUND, INC.

                           SCHEDULE OF INVESTMENTS*

                               OCTOBER 31, 2002


                                                                                                                             % of
                                                                                                                 Market       Net
                                                                              Shares              Cost           Value       Assets
                                                                              ------          ----------        --------     ------
KOREAN EQUITY SECURITIES

Automotive Equipment and Parts
Hyundai Mobis ........................................................         18,300         $  395,234       $  409,076       1.1
   Automotive service components
Hyundai Motor, Ltd. ..................................................         49,000            985,278        1,239,518       3.5
   Passenger cars, trucks, autoparts and commercial vehicles
Kia Motors+ ..........................................................         25,000            276,726          179,608       0.5
                                                                                              ----------       ----------      ----
   Automobiles and autoparts
Total Automotive Equipment and Parts .................................                         1,657,238        1,828,202       5.1
                                                                                              ----------       ----------      ----



Banking and Financial Services
Daishin Securities Co., Ltd. .........................................         40,000            629,359          539,436       1.5
   Financial services
Hana Bank ............................................................         36,000            466,872          459,011       1.3
   Commercial bank
Kookmin Bank .........................................................        115,308          2,964,999        3,826,322      10.6
   Commercial bank


                      See notes to financial statements.

                           KOREA EQUITY FUND, INC.

                               OCTOBER 31, 2002



                                                                                                    % of
                                                                                          Market     Net
                                                                 Share      Cost          Value     Assets
                                                                 -----      ----          -----     ------
Shinhan Financial Group Co., Ltd. ........................      147,800   $1,766,065   $1,552,293    4.3
                                                                          ----------   ----------   ----
   Consumer and commercial-related financial services
Total Banking and Financial Services .....................                 5,827,295    6,377,062   17.7
                                                                          ----------   ----------   ----

Chemicals and Pharmaceuticals
SK Corporation ...........................................       22,600      246,728      253,984    0.7
                                                                          ----------   ----------   ----
   Petrochemicals

Consumer Electronics
Samsung Electronics Co., Ltd. ............................       28,838    4,746,624    8,131,680   22.6
Samsung Electronics Co., Ltd. PFD ........................        4,500      730,280      603,188    1.7
                                                                          ----------   ----------   ----
   Consumer electronics, computers, and telecommunications
Total Consumer Electronics ...............................                 5,476,904    8,734,868   24.3
                                                                          ----------   ----------   ----

Electrical Machinery
KEC Corporation ..........................................       34,800    1,213,098    1,095,055    3.0
   Non-semiconductors
Korea Electric Terminal Co., Ltd..........................       28,500      420,839      358,725    1.0
   Electronic connectors
Samsung Electro Mechanics Co., Ltd. ......................       17,500      718,655      662,955    1.8
   Telecommunication equipment
Samsung SDI Co., Ltd. ....................................        3,100      180,791      191,802    0.5
   Cathode ray tubes for televisions and computer monitors
Sindo Ricoh Co., Ltd. ....................................        3,500      162,742      193,094    0.6
                                                                           ----------   ----------   ----
   Office automation equipment
Total Electrical Machinery ...............................                 2,696,125    2,501,631    6.9
                                                                          ----------   ----------   ----

Food and Beverages
Lotte Chilsung Beverage Co., Ltd. ........................          820      461,432      391,402    1.1
   Alcoholic and non-alcoholic beverages
Nhong Shim Co., Ltd. .....................................       15,500      725,696      886,800    2.5
   Instant noodles
Pulmone Co., Ltd. ........................................       13,000      382,258      403,760    1.1
   Health food products
Tong Yang Confectionery Corporation ......................       25,600      896,743    1,171,720    3.2
                                                                          ----------   ----------   ----
   Snacks distributor
Total Food and Beverages .................................                 2,466,129    2,853,682    7.9
                                                                          ----------   ----------   ----
Iron and Steel
POSCO ....................................................       16,600    1,235,331    1,553,494    4.3
                                                                          ----------   ----------   ----
   Hot and cold rolled steel products



                      See notes to financial statements.

                           KOREA EQUITY FUND, INC.

                     SCHEDULE OF INVESTMENTS*-(Continued)

                               OCTOBER 31, 2002

                                                                                                                              % of
                                                                                                          Market               Net
                                                                Shares                Cost                 Value             Assets
                                                                ------                ----                 -----             ------
Miscellaneous Manufacturing
Cheil Industries Inc.....................................       33,000            $  375,931            $  380,302             1.0
   Men's and women's apparel
Hanssem Co., Ltd.+ ......................................       46,000               424,529               541,398             1.5
   Kitchen furniture
Kodicom Co., Ltd. .......................................       30,000               174,935               204,250             0.6
   Digital video recorder systems
Kumgang Korea Chemical Co., Ltd. ........................        6,500               631,952               637,515             1.8
                                                                                  ----------            ----------            ----
   Paints and building materials
Total Miscellaneous Manufacturing .......................                          1,607,347             1,763,465             4.9
                                                                                  ----------            ----------            ----
Retail
Shinsegae Co., Ltd. .....................................        5,600               832,021               752,922             2.1
                                                                                  ----------            ----------            ----
   Department store chain

Securities
Samsung Securities Co., Ltd. ............................       14,300               370,543               369,918             1.0
                                                                                  ----------            ----------            ----
   Brokerage services

Services
Cheil Communications Inc. ...............................        4,100               366,260               299,583             0.8
   Advertising
Iroonet Co., Ltd. .......................................      100,000             1,102,637             1,046,179             2.9
   After-school educational academies
Samsung Fire & Marine Insurance Co., Ltd. ...............       29,500             1,189,451             1,784,226             5.0
                                                                                  ----------            ----------            ----
   Non-life insurance
Total Services ..........................................            0             2,658,348             3,129,988             8.7
                                                                                  ----------            ----------            ----
Telecommunications
Hanaro Telecom Incorporated+ ............................      110,000               392,143               334,450             0.9
   Internet and local telecommunication services
KT Corp. ................................................       14,500               629,792               596,118             1.7
   Telecommunications
KT Freetel+ .............................................       13,300               348,248               329,375             0.9
   Mobile telecommunications
SK Telecom Co., Ltd. ....................................       14,800             2,876,314             2,721,700             7.6
                                                                                  ----------            ----------            ----
   Mobile telecommunications and paging services
Total Telecommunications ................................                          4,246,497             3,981,643            11.1
                                                                                  ----------            ----------            ----





                      See notes to financial statements.

                           KOREA EQUITY FUND, INC.

                               OCTOBER 31, 2002


                                                                                                                       % of
                                                                                                  Market                Net
                                                  Shares                   Cost                   Value                Assets
                                                 --------                 ------                 -------              --------
Utilities
Korea Electric Power Corp. ...................     43,300            $   839,816               $  652,950                  1.8
                                                                    ------------             ------------            ---------
   Power supplier
TOTAL KOREAN EQUITY SECURITIES ...............                        30,160,322               34,753,809                 96.5
                                                                    ------------             ------------            ---------
TOTAL INVESTMENTS ............................                        30,160,322               34,753,809                 96.5
                                                                    ------------             ------------            ---------
OTHER ASSETS LESS LIABILITIES, NET ...........                         1,268,723                1,267,985                  3.5
                                                                    ------------             ------------            ---------
NET ASSETS ...................................                       $31,429,045              $36,021,794                100.0
                                                                    ============             ============            =========


*The description following each investment is unaudited and not covered by the Report of Independent Accountants.
+Non-income producing securities.


            Portfolio securities and foreign currency holdings were translated at the following exchange rate as of October 31, 2002.

          Korean won                     KRW          1,223.50 = $1.00





                      See notes to financial statements.

                           KOREA EQUITY FUND, INC.

                     STATEMENT OF ASSETS AND LIABILITIES

                               OCTOBER 31, 2002



ASSETS:
     Investments in securities, at market value (cost-$30,160,322) ...................................   $ 34,753,809
     Receivable for investments sold .................................................................        696,162
     Prepaid expenses ................................................................................          2,697
     Cash ............................................................................................      1,195,905
                                                                                                         ------------
          Total Assets ...............................................................................     36,648,573
                                                                                                         ------------

LIABILITIES:
     Payable for investments purchased ...............................................................        379,166
     Accrued management fee ..........................................................................         28,844
     Other accrued expenses ..........................................................................        218,769
                                                                                                         ------------
          Total Liabilities ..........................................................................        626,779
                                                                                                         ------------

NET ASSETS:
     Capital stock (par value of 8,409,000 shares of capital stock outstanding, authorized
       100,000,000, par value $0.10 each) ............................................................        840,900
     Paid-in capital .................................................................................     88,603,879
     Accumulated net realized loss on investments and foreign currency transactions ..................    (58,015,734)
     Unrealized net appreciation on investments and foreign exchange .................................      4,592,749
                                                                                                         ------------
          Net Assets .................................................................................   $ 36,021,794
                                                                                                         ============

     Net asset value per share .......................................................................   $       4.28
                                                                                                         ============







                      See notes to financial statements.

                           KOREA EQUITY FOND, INC.

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED OCTOBER 31, 2002


INCOME:
Dividend income (less $91,762 withholding taxes) ...........................           $   456,130
Interest income ............................................................                21,739
                                                                                       -----------
       Total income ........................................................                                   $   477,869
                                                                                                               -----------
EXPENSES:
Management fee .............................................................               428,593
Legal fees .................................................................               173,956
Custodian fees .............................................................               132,940
Auditing and tax reporting fees ............................................                52,787
Shareholder reports ........................................................                50,060
Directors' fees and expenses ...............................................                33,675
Annual meeting expenses ....................................................                26,575
Registration fees ..........................................................                23,508
Transfer agency fees .......................................................                18,250
Insurance expenses .........................................................                 2,992
Miscellaneous fees .........................................................                 9,855
                                                                                       -----------
       Total Expenses ......................................................                                       953,191
       Waived Management fee ...............................................                                       (57,244)
                                                                                                               -----------
       Net Expenses ........................................................                                       895,947
                                                                                                               -----------
INVESTMENT LOSS-NET ........................................................                                      (418,078)
                                                                                                               -----------




REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments ...........................................                                     5,984,688
Net realized loss on foreign exchange ......................................                                      (796,613)
                                                                                                               -----------
Net realized gain on investments and foreign exchange ......................                                     5,188,075
                                                                                                               -----------
Change in net unrealized appreciation on investments .......................                                     1,548,574
Change in net unrealized appreciation on translation of foreign currency and
  other assets and liabilities denominated in foreign currency .............                                     2,532,702
                                                                                                               -----------
Net realized and unrealized gain on investments and foreign exchange .......                                     9,269,351
                                                                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................                                   $ 8,851,273
                                                                                                               ===========




                      See notes to financial statements.

                           KOREA EQUITY FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS


                                                                                                           For the Year Ended
                                                                                                               October 31,
                                                                                                         2002                 2001
                                                                                                         ----                 ----
FROM INVESTMENT ACTIVITIES:
     Net investment loss .................................................................        $   (418,078)       $   (286,397)
     Net realized gain (loss) on investments .............................................           5,984,688          (5,117,996)
     Net realized loss on foreign exchange ...............................................            (796,613)         (1,866,001)
     Change in net unrealized appreciation on investments ................................           1,548,574           6,417,841
     Change in net unrealized appreciation (depreciation) on translation of foreign currency and other assets and liabilities denominated in
         foreign currency ................................................................           2,532,702          (1,555,425)
                                                                                                  ------------        ------------
Increase (decrease) in net assets derived from activities ................................           8,851,273          (2,407,978)
NET ASSETS:
     Beginning of year ...................................................................          27,170,521          29,578,499
                                                                                                  ------------        ------------
     End of year .........................................................................        $ 36,021,794        $ 27,170,521
                                                                                                  ============        ============





                      See notes to financial statements.

                            KOREA EQUITY FUND, INC.

                        NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

   Korea Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment management company. The Fund was incorporated in Maryland on September 7, 1993 and investment operations commenced on December 3, 1993. The Fund's investment objective is to seek long-term capital appreciation through investments primarily in equity securities of South Korean equities. The following is a summary of significant accounting policies followed by the Fund.

   (a) Valuation of Securities-Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market (as opposed to the OTC market for foreign investors in South Korea) are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day or, if none is available, at the last reported sales price available to the Fund. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

   (b) Foreign Currency Transactions-Transactions denominated in Korean won ("Won") are recorded in the Fund's records at the prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Won are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

   The net assets of the Fund are presented at the exchange rate and market values at the close of the period. The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at October 31, 2002. Net realized foreign exchange gains or losses include gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the United States dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses includes gains or losses arising from changes in the value of assets and liabilities including investments in securities at October 31, 2002, resulting from changes in the exchange rate.

   (c) Security Transactions, Investment Income, Distributions to
Shareholders-Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

                           KOREA EQUITY FUND, INC.

   Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition-"temporary"), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

   (d) Capital Account Reclassification-For the year ended October 31, 2002, the Fund's paid-in-capital was decreased by $443,791 with decrease in accumulated net investment loss of $418,078 and decrease in accumulated net realized loss on investments and foreign currency transactions of $25,713. The adjustment was primarily a result of the reclassification of net investment and foreign exchange losses.

   (e) Income Taxes-A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

   Under South Korean tax laws, a withholding tax is imposed on dividends and interest income at the rate of 16.5% and 13.2%, respectively, and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

   (f) Subscription for New Shares-As part of their annual corporate action matters, certain South Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund normally subscribes to new share offerings by South Korean companies.

   (g) Use of Estimates in Financial Statement Preparation-The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

   (h) Concentration of Risk-A significant portion of the Fund's net assets consists of South Korean securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, less liquidity and greater volatility, the South Korean securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about South Korean issuers than there is about U.S. issuers. Future economic and political developments in South Korea could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

2.  Management Agreement and Transactions With Affiliated Persons

   Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A." or the "Manager") acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management

                           KOREA EQUITY FUND, INC.

agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. ("NAM"), as investment adviser for the Fund, and effective July 24, 2001, the Shareholders approved NAM retaining its wholly owned subsidiaries Nomura Asset Management Hong Kong Limited (NAM-Hong Kong") and Nomura Asset Management Singapore Limited ("NAM-Singapore") as investment sub-advisors for the Fund.

   As compensation for its services to the Fund, the Manager receives a monthly fee computed daily, at the annual rate of 1.10% of the Fund's average weekly net assets. Effective June 30, 2000, the Manager voluntarily reduced its management fee from 1.10% to 0.95% of the Fund's average weekly net assets. This reduction will remain in effect unless the Manager and the Board of Directors of the Fund mutually agree to reinstate the full management fee. For services performed, NAM receives a monthly fee from the Manager at the annual rate of 0.55% of the average weekly net assets of the Fund. Effective July 24, 2001 for services performed, NAM-Hong Kong and NAM-Singapore received a monthly fee from NAM at an annual rate of 0.05% of average weekly net assets of the Fund. On November 13, 2001, NAM delegated investment discretion over the Fund's assets to NAM-Singapore. NAM now pays NAM-Singapore 0.25% of average weekly net assets of the Fund. Under the Management Agreement, the Fund paid or accrued fees, after the voluntary waiver, to the Manager of $371,349 for the year ended October 31, 2002. For the year ended October 31, 2002, the Manager informed the Fund that NAM received fees of $214,991 from the Manager. In addition, the Fund was informed that NAM-Hong Kong and NAM-Singapore received fees of $10,750 and $53,748, respectively from NAM. At October 31, 2002, the fee payable to the Manager by the Fund was $28,844.

   Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Nomura Securities Co., Ltd. (an affiliate of the Manager) earned $20,524 in commissions from the Fund on the execution of portfolio securities transactions for the year ended October 31, 2002. The Fund pays each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Such fees and expenses for the unaffiliated Directors aggregated $33,675 for the year ended October 31, 2002.

3. Purchases and Sales of Investments

   Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the year ended October 31, 2002 were $36,666,477 and $37,383,771, respectively.

   As of October 31, 2002, net unrealized appreciation on investments, exclusive of short-term securities, for Federal income tax purposes was $4,378,322 of which $6,089,719 related to appreciated securities and $1,711,397 related to depreciated securities. The aggregate cost of investments, exclusive of short-term securities, at October 31, 2002 for Federal income tax purposes was $30,375,487. During the year ended October 31, 2002, the Fund utilized capital loss carryforwards of $5,428,953. The Fund has a capital loss carryforward as of October 31, 2002 of approximately $57,800,569 of which $8,845,287 expires on October 31, 2003, $3,203,082 expires on October 31, 2004, $5,210,727 expires on October 31, 2005, $20,128,015 expires on October 31, 2006, $6,271,812 expires on October 31, 2007, $7,181,610 expires on October 31, 2008 and $6,960,036 expires on October 31, 2009.

                            KOREA EQUITY FUND, INC.


FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each year.

                                                                           For the Year Ended
                                                                                October 31,
                                                        ------------------------------------------------------
                                                        2002        2001        2000         1999       1998
                                                        ----        ----        ----         -----      ------
Net asset value, beginning of year .................    $3.23       $3.52       $5.63        $2.78      $3.55
                                                        -----       -----       -----        -----      ------
 Net investment loss ...............................   (0.05)       (0.03)     (0.03)        (0.04)     (0.03)
 Net realized and unrealized gain (loss) on
  investments and foreign currency .................     1.10       (0.26)     (2.08)         2.89      (0.74)
                                                        -----       ------     ------        -----      ------
 Total from investment operations ..................     1.05       (0.29)     (2.11)         2.85      (0.77)
                                                        -----       ------     ------        -----      ------

Net asset value, end of year .......................    $4.28       $3.23       $3.52        $5.63      $2.78
                                                        =====       ======     =======       =====      ======

Market value, end of year ..........................    $3.730     $2.620      $2.625       $4.375      $2.937
Total investment return+  ..........................     42.4%      (0.2%)     (40.0%)       48.9%     (20.3%)
Ratio to average net assets/supplemental data:
 Net assets, end of year (000) .....................   $36,022    $27,171      $29,578     $47,345     $23,343
 Operating expenses before waiver of a portion
   of the management fee ...........................     2.50%       3.36%      2.24%        2.22%       3.13%
 Operating expenses after waiver of a portion
   of the management fee ...........................     2.35%       3.12%      2.20%        2.22%       3.13%
 Net investment loss ...............................    (1.10%)     (1.02%)    (0.60%)      (0.78%)     (1.21%)
 Portfolio turnover ................................       99%         37%        50%          34%         25%


----------------

+   Based on market value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total return does not reflect sales commissions.









                      See notes to financial statements.



                            KOREA EQUITY FUND, INC.

                  INFORMATION PERTAINING TO BOARD OF DIRECTORS

Certain biographical and other information relating to each Director who is an "interested person," as defined in the Investment Company Act of 1940, of the Fund is set forth below:

                                                                                                                Other
                                             Term of                                          Number of        Public
                             Position(s)     Office and                                      Funds in the    Directorships
Name, Address and Age       Held with the    Length of       Principal Occupation(s)        Fund Complex     Held by the
      of Director               Fund        Time Served      During Past Five Years           Overseen*        Director
------------------------    -------------  -------------  ---------------------------------  --------------  ---------------
Kazuhiko Hama (56)**         President     President      President of the Fund since June   2 registered       None
180 Maiden Lane            and Director    and Director   2001; President and Director of    investment
New York, New York                         since June     NAM-U.S.A. since June 2001;        companies
10038                                      2001           Management Executive of NAM        consisting of
                                                          from 2000 to June 2001; Senior     2 portfolios
                                                          Officer of NAM from 1999 to
                                                          2000; Director of NAM (formerly
                                                          The Nomura Securities Invest-
                                                          ment Trust Management Co.,
                                                          Ltd.) from 1996 to 1998.

John F. Wallace (74)***      Director      Director       Vice President of the Fund from    2 registered       None
17 Rhoda Street                            since 1993     1997 to 2000 and Secretary and     investment
West Hempstead,                                           Treasurer of the Fund from 1990    companies
New York 11552                                            to 1997; Senior Vice President of  consisting of
                                                          NAM-U.S.A. from 1981 to 2000,      2 portfolios
                                                          Secretary from 1976 to 2000,
                                                          Treasurer from 1984 to 2000 and
                                                          Director from 1986 to 2000.



---------------------
* In addition to the Fund, the "Fund Complex" includes Japan Smaller Capitalization Fund, Inc.
** Mr. Hama is a director and President of Japan Smaller Capitalization Fund, Inc. for which NAM-U.S.A. acts as manager and for which NAM acts as investment adviser. Mr. Hama is an "interested person," as defined in the Investment Company Act of 1940, of the Fund, based on his positions as President of the Fund, and as President and Director of NAM-U.S.A. and former Management Executive, Senior Officer and Director of NAM.
*** Mr. Wallace is a director of Japan Smaller Capitalization Fund, Inc. for which NAM-U.S.A. acts as manager and for which NAM acts as investment adviser. Mr. Wallace may be considered an "interested person," as defined in the Investment Company Act of 1940, of the Fund based on the positions he has previously held with the Fund and NAM-U.S.A. Under a contractual arrangement between NAM-U.S.A. and Mr. Wallace, Mr. Wallace received compensation from NAM-U.S.A. for providing consulting services from July 2002, through September 2002, with respect to the U.S. registered investment companies managed by NAM-U.S.A.



                             KOREA EQUITY FUND, INC.

Certain biographical and other information relating to the Directors who are not "interested persons," as defined in the Investment Company Act of 1940, of the Fund is set forth below:


                                                                                                                Other
                                                                                              Number of        Public
                             Position(s)   Term of Office                                   Funds in the   Directorships
Name, Address and Age      Held with the   and Length of    Principal Occupation(s)         Fund Complex     Held by the
      of Director              Fund        Time Served      During Past Five Years             Overseen*       Director
-------------------------- --------------  ---------------  -----------------------------   --------------  ---------------
William G. Barker, Jr. (69)    Director    Director       Consultant to the television       2 registered         None
111 Parsonage Road                         since 1993     industry since 1991.               investment
Greenwich, Connecticut                                                                       companies
06830                                                                                        consisting of
                                                                                             2 portfolios

Chor Weng Tan (66)             Director    Director       Managing Director for Education,   2 registered         None
3 Park Avenue                              since 1993     The American Society of Mechan-    investment
New York, New York                                        ical Engineers since 1991; Direc-  companies
10016                                                     tor, U.S.-China Education Foun-    consisting of
                                                          dation since 1992.                 2 portfolios

Arthur R. Taylor (67)          Director    Director       President of Muhlenberg College    2 registered         None
339 North Leh Street                       since 1993     from 1992 to 2002; Chairman of     investment
Allentown, Pennsylvania                                   Arthur R. Taylor & Co. (investment companies
18104                                                     firm) since 1980; Director of     consisting of
                                                          Biofild Corp. since 2000.          2 portfolios



------------------
* In addition to the Fund, the "Fund Complex" includes Japan Smaller Capitalization Fund, Inc.


                           KOREA EQUITY FUND, INC.

              INFORMATION PERTAINING TO THE OFFICERS OF THE FUND

Certain biographical and other information relating to the officers of the Fund is set forth below:

Name, Address* and     Position(s) Held with      Term of Office** and           Principal Occupation(s)
  Age of Officers            the Fund            Length of Time Served           During Past Five Years
----------------------  --------------------     ------------------------  --------------------------------------------
Kazuhiko Hama (56)        President and          President since 2001      President and Director of NAM-U.S.A. since
                            Director                                       June 2001; Management Executive of NAM
                                                                           from 2000 to June 2001; Senior Officer of NAM
                                                                           from 1999 to 2000; Director of NAM (formerly
                                                                           The Nomura Securities Investment Trust Man-
                                                                           agement Co., Ltd.) from 1996 to 1998.

Keisuke Haruguchi (52)    Vice President         Vice President since      Senior Vice President and Director of NAM-
                                                        1999               U.S.A. since 1999; Senior Manager of NAM
                                                                           from 1997 to 1998.

Kenneth L. Munt (56)      Vice President         Vice President since      Senior Vice President and Secretary of NAM-
                          and Secretary                 2001               U.S.A. since 1999; Senior Vice President of Hu-
                                                                           man Resources for Middlesex Mutual Assur-
                                                                           ance Company from 1996 to 1999.

David G. Stoeffel (44)    Vice President         Vice President since      Senior Vice President of NAM-U.S.A. since
                                                        1999               1999, Vice President since 1998; Eastern Divi-
                                                                           sion Manager of Brinson Funds from 1997 to
                                                                           1998.

Rita Chopra-Brathwaite    Treasurer              Treasurer since 2002      Vice President of NAM-U.S.A. since 2001: As-
(33)                                                                       sistant Vice President of NAM-U.S.A. from 1999
                                                                           to 2000. Senior Accounting Manager from 1997
                                                                           to 1998.

--------------
* The address of each officer listed above is 180 Maiden Lane, New York, New York 10038.
**  Elected by and serves at the pleasure of the Board of Directors.

                           KOREA EQUITY FUND, INC.

               SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

     The 2002 Annual Meeting of the Shareholders of the Fund was held at the Fund's offices, 180 Maiden Lane, New York, New York on May 16, 2002. The purpose of the meeting was to elect five Directors to serve for the ensuing year and to transact such other business as may properly come before the Meeting or any adjournment thereof.

     At the Meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: William G. Barker, Jr., Kazuhiko Hama, Chor Weng Tan, Arthur R. Taylor, and John F Wallace. No other business was transacted at the meeting.

     The results of the voting at the Annual Meeting are as follows:


1. To elect the Fund's Board of Directors:
                                                                    % of                              % of
                                                Shares Voted    outstanding       Shares Voted      outstanding
                                                    For           Shares      Withhold Authority      Shares
                                                -------------   ------------  -------------------   -----------
William G. Barker, Jr. .....................     5,833,013         69.3           1,748,594           20.8
Kazuhiko Hama ..............................     5,828,813         69.3           1,752,794           20.8
Chor Weng Tan ..............................     5,847,317         69.5           1,734,290           20.6
Arthur R. Taylor ...........................     5,832,313         69.4           1,749,294           20.7
John F. Wallace ............................     5,845,517         69.5           1,736,090           20.6



                           KOREA EQUITY FUND, INC.

        REVIEW OF THE FUND'S MARKET PRICE COMPARED TO NET ASSET VALUE

     Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value. Although the shares of the Fund have traded at such a premium, they also have traded at a discount from NAV.

     Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund's shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders' overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV

     To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund. The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or to have interval fund status. As a "country fund," the Fund's NAV is more volatile than might be the case for a fund with a broader investment focus. The Directors believe that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and they believe that the recent sometime extreme volatility of the financial markets in South Korea supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund's ability to pursue its investment objectives. The Directors intend to continue to review, on a quarterly basis, the trading market for the Fund's shares.

                          DIVIDEND REINVESTMENT PLAN

     The Dividend Reinvestment Plan (the "Plan") is available automatically for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the Plan Agent, Equiserve Trust Company, N.A., PO. Box 43011, Providence, RI 02940-3011. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

                           KOREA EQUITY FUND, INC.

     Purchases will be made by the Plan Agent from time to time on the New
York Stock Exchange (the "Exchange") or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended October 31, 2002, the Fund did not purchase any shares in the open market or issue any new shares for dividend reinvestment purposes.

     Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder's own name and must be in writing and should include the shareholder's name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the Plan Agent will deliver to the shareholder a certificate or certificates for the appropriate number of full shares and a cash payment for any fractional shares. In lieu of receiving a certificate, the shareholder may request the Plan Agent to sell part or all of the shareholder's shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such

                           KOREA EQUITY FUND, INC.

election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

     The Plan Agent will maintain all shareholders accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

     The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

     The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent.








                       SHAREHOLDER ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, Equiserve Trust Company, N.A. at (800) 426-5523 for information concerning their accounts.

BOARD OF DIRECTORS
William G. Barker, Jr.
Kazuhiko Hama
Chor Weng Tan
Arthur R. Taylor
John F Wallace

OFFICERS
Kazuhiko Hama, President
Keisuke Haruguchi, Vice President
Kenneth L. Munt, Vice President and Secretary
David G. Stoeffel, Vice President
Rita Chopra-Brathwaite, Treasurer

MANAGER
Nomura Asset Management U.S.A. Inc.
180 Maiden Lane
New York, New York 10038-4936
Internet Address
www.nomura-asset.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12-1 Chome Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

INVESTMENT SUB-ADVISERS
Nomura Asset Management Hong Kong Limited
32nd Floor, Citibank Tower
CitiBank Plaza, 3 Gorden Rd.
Central Hong Kong, Hong Kong

Nomura Asset Management Singapore Limited
6 Battery Road 34-02
Singapore, Singapore 049909

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

COUNSEL
Sidley Austin Brown & Wood LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of The Americas
New York, New York 10036-2798

KOREA EQUITY FUND, INC.
180 MAIDEN LANE
NEW YORK, NEW YORK 10038-4936

------------------------------------
This Report, including the Financial Statements, is transmitted to the Shareholders of Korea Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.